UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 01, 2024

Financial Institutions, Inc.

(Exact name of Registrant as Specified in Its Charter)

New York	0-26481	16-0816610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Liberty Street
Warsaw, New York		14569
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 585 786-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FISI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On April 1, 2024, Financial Institutions, Inc. (NASDAQ: FISI) (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company agreed to the sale of the assets of its wholly-owned subsidiary SDN Insurance Agency, LLC (“SDN”) (“Asset Purchase”) to NFP Property & Casualty Services, Inc. (“NFP”), a subsidiary of NFP Corp. Pursuant to the terms of the Purchase Agreement, at the closing of the Asset Purchase, which was also completed on April 1, 2024 (“Closing”), NFP paid a purchase price of $27.0 million in cash to the Company.

The foregoing summary of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Pursuant to the terms of the Purchase Agreement, upon Closing, NFP paid $27.0 million in cash to the Company on April 1, 2024.

Item 8.01 Other Events.

On April 1, 2024, the Company issued a press release announcing the execution of the Purchase Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company also published an investor presentation with further information regarding the Asset Purchase and Closing on its website at www.FISI-investors.com under “Events & Presentations”. Investors should note that the Company announces material information in Securities and Exchange Commission (“SEC”) filings and press releases. Based on guidance from the SEC, the Company may also use the Investor Relations section of its corporate website, www.FISI-investors.com, to communicate with investors about the Company. It is possible that the information posted there could be deemed to be material information. The information on the Company’s website is not incorporated by reference into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exhibit Number	Description	Location
2.1	Asset Purchase Agreement dated April 1, 2024, among NFP Property & Casualty Services, Inc., SDN Insurance Agency, LLC and Financial Institutions, Inc.	Filed Herewith

99.1	Press Release issued by Financial Institutions, Inc. on April 1, 2024	Filed Herewith

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Financial Institutions, Inc.

Date:	April 1, 2024	By:	/s/ W. Jack Plants II
W. Jack Plants II Executive Vice President, Chief Financial Officer and Treasurer